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                                                                    Exhibit 10.6

                               CRITICAL PATH, INC.
                   AMENDED AND RESTATED 1998 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

Critical Path, Inc., a California corporation (the "Company"), granted an Option on May 8, 2002 to purchase shares of its common stock (the "Shares") to the Optionee named below. The terms and conditions of that Option grant are set forth in this cover sheet, the attachment, the Company's 1998 Stock Option Plan (the "Plan") and in the Optionee's employment agreement with the Company dated August 1, 2001 as may be amended and in effect from time to time.

Date of Option Grant:   May 8, 2002
                     -----------------

Name of Optionee:       William McGlashan, Jr.
                 -------------------------------

Optionee's Social Security Number:
                                  ---------------

Number of Shares Covered by Option:       1,000,000
                                   ------------------

Exercise Price per Share:     $1.74
                         --------------

Vesting Start Date:     May 8, 2002
                   --------------------

      BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.

Optionee:                     /s/ William McGlashan
          ______________________________________________________________________
                                   (Signature)

Company:  ______________________________________________________________________
                                   (Signature)

Title: ________________________________________


Attachment


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                               CRITICAL PATH, INC.
                   AMENDED AND RESTATED 1998 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

NONSTATUTORY STOCK        This option is not intended to be an incentive stock
OPTION                    option under section 422 of the Internal Revenue Code
                          and will be interpreted accordingly.

VESTING The option is immediately exercisable. The Shares under this option will vest in accordance with the vesting schedule indicated below:

NUMBER OF OPTIONS         VESTING EVENT

1,000,000                 Vesting in one-third of the Shares under this option
                          on the first anniversary of the Vesting Start Date listed on the cover sheet to this Agreement and vesting thereafter in equal quarterly installments from the first anniversary of the Vesting Start Date for a period of two (2) years subject to continued employment with the Company during that period and all other terms and conditions as described herein. Shares that are not yet vested under this Agreement are referred to as Restricted Shares.

                          Your option vesting will cease in the event that your employment and service as a Company director both terminate for any reason. Your option vesting will also cease upon your voluntary resignation of employment or upon a termination for Cause (as such terms are defined in your employment agreement with the Company).

Repurchase Right          If your employment and service as a Company director
                          both terminate for any reason, then your Shares will be automatically repurchased by the Company to the extent that they have not vested before the termination date and do not vest as a result of the termination. This means that the Restricted Shares will immediately revert to the Company. You will receive a payment for Restricted Shares that are repurchased equal to the price you paid per share.
                          The Company determines when your employment or service terminates for purposes of computing your vested
                          Shares and the date of repurchase.



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                          In the event of a Change in Control of the Company,
                          100% of your then-unvested Option Shares (meaning 100% of your unvested Option Shares that are otherwise scheduled to vest on each vesting date had a Change in Control not occurred) shall become vested provided that you are employed by the Company on the date the negotiations or communications began (as determined by the Board in good faith) which lead to the Change in Control.

                          For purposes of this Agreement, a "Change in Control" of the Company shall be defined as the occurrence of any one of the following:

                             (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

                             (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets;

                             (iii) the dissolution, liquidation or winding up of
                                   the Company;

                             (iv) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities.

                          For purposes of this section, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Securities Exchange Act but shall exclude: (A) trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company; (B) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and (C) the Company.

                          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.



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TERM                      Your option will expire in any event at the close of
                          business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your employment and your service as a Company director terminate, as described in this Agreement.

REGULAR                   If your employment and your service as a Company
TERMINATION               director terminate for any reason except Cause, death
                          or Disability, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

CAUSE If your employment or service as a Company director terminates on account of Cause, then your option will expire immediately and any unvested, exercised Shares shall revert to the Company pursuant to its repurchase right.

DEATH In the event of your death during the period of your employment or service as a Company director, your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise your option.

DISABILITY                If your employment and service as a Company director
                          terminate because of your Disability, then your option will expire at the close of business at Company headquarters on the date six months after your termination date.

                          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE         For purposes of this option, your employment does not
                          terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your employment terminates in any event when the approved leave ends if you fail or refuse to return to active service.

                          Consistent with the terms of this Agreement and your Employment Agreement, the Company determines which leaves count for this purpose, and when your employment terminates for all purposes under the Plan.



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RESTRICTIONS ON           The Company will not permit you to exercise this
EXERCISE option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE        When you wish to exercise this option, you must notify
                          the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase.
                          Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when received by the Company.

                          If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT           When you submit your notice of exercise, you must
                          include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                          - Your personal check, a cashier's check or a money
                            order.

                          - By delivery (on a form prescribed by the Committee)
                            of an irrevocable direction to a securities broker to sell vested Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                          - By delivery (on a form prescribed by the Committee)
                            of your full-recourse promissory note.

WITHHOLDING TAXES         You will not be allowed to exercise this option unless
                          you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of the Shares acquired upon exercise of this option.

RESTRICTIONS              By signing this Agreement, you agree not to sell any
ON RESALE                 option Shares at a time when applicable laws or
                          regulations or Company or underwriter trading policies prohibit a sale.

                          You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                          In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which



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                          requires an investment representation or other
                          representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

                          Prior to any Change in Control of the Company, the shares acquired under this option can be sold or transferred only pursuant to an SEC Rule 10b5-1 trading plan that is pre-approved by the Board of Director's Compensation Committee.

STOCK CERTIFICATES        Your Restricted Shares will be held for you by the
                          Company. After shares have vested, a stock certificate for those shares will be released to you.

83(b) ELECTION            The acquisition of the Shares may result in adverse
                          tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of purchase. The form for making the
                          Section 83(b) election is attached.  YOU SHOULD
                          CONSULT WITH YOUR TAX ADVISOR TO DETERMINE THE TAX
                          CONSEQUENCES OF ACQUIRING THE SHARES AND THE
                          ADVANTAGES AND DISADVANTAGES OF FILING THE
                          Section 83(b) ELECTION.  YOU ACKNOWLEDGE THAT IT IS
                          YOUR SOLE RESPONSIBILITY TO FILE A TIMELY ELECTION
                          UNDER SECTION 83(b).

TRANSFER OF OPTION        Prior to your death, only you may exercise this
                          option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid.
                          You may, however, dispose of this option in your will.

                          Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS       Your option or this Agreement does not give you the
                          right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS        You, or your estate or heirs, have no rights as a
                          shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.



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ADJUSTMENTS               In the event of a stock split, a stock dividend or a
                          similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity, except to the extent the foregoing conflict with or are in any way inconsistent with Section 8 of your employment agreement.

FORFEITURE                If, at any time within one year after termination of
                          employment, you engage in either of the following:
                          (i) your commission of a felony or an act constituting common law fraud, in each case having a material adverse effect on the business or affairs of the Company or its affiliates or stockholders; or (ii) your willful or intentional breach of Company confidential information obligations, in each case having a material adverse effect on the business or affairs of the Company or its affiliates or stockholders; then (1) this option shall terminate and be forfeited effective the date on which you enter into such activity, unless terminated or forfeited sooner by operation of another term or condition of this option or the Plan, (2) any stock acquired by you pursuant to the exercise of this option during the Forfeiture Period (as defined below) shall be forfeited, and (3) any gain realized by you from the sale of stock acquired through the exercise of this option during the Forfeiture Period shall be paid by you to the Company. The "Forfeiture Period" shall mean the period commencing six months prior to your termination of employment and ending one year from your termination of employment.

RIGHT OF SET OFF          By accepting this Agreement, you consent to a
                          deduction from any amounts the Company owes you from time to time, to the extent of the amounts you owe the Company under the paragraph above. If the Company does not recover by means of set-off the full amount you owe it, calculated as set forth above, you agree to pay immediately the unpaid balance to the Company upon the Company's demand.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall have endorsed thereon the applicable legends.

APPLICABLE LAW            This Agreement will be interpreted and enforced under
                          the laws of the State of California.



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THE PLAN AND OTHER        The text of the Plan and your employment agreement are
AGREEMENTS                incorporated in this Agreement by reference. Certain
                          capitalized terms used in this Agreement are defined in the Plan or your employment agreement.

                          This Agreement, the Plan and your employment agreement with the Company dated August 1, 2001, as may be amended and in effect from time to time, constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN, EXCEPT TO THE EXTENT MODIFIED BY YOUR EMPLOYMENT AGREEMENT AND THIS AGREEMENT.



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